THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                       SEPARATE ACCOUNT A


              EQUITY DIRECTOR FIXED AND VARIABLE ANNUITY

                     SUPPLEMENT TO THE PROSPECTUS
                          DATED MAY 1, 2015


In the "Variable Account Options" section of the prospectus, with respect to the VALIC Company I Global Real Estate Fund, Invesco Asset Management Limited will serve as a sub-sub-adviser to the fund effective October 1, 2015. Additionally, in the "Variable Account Options" section of the prospectus, with respect to the Vanguard Windsor II Fund, the reference to Armstrong Shaw Associates Inc. as an adviser to the fund is deleted. Capitalized terms used herein shall have the meanings set forth in your prospectus dated May 1, 2015.


Dated:  October 1, 2015



     Please keep this Supplement with your prospectus.